Impairment Charges	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment Charges
Impairment Charges

Pre-tax impact of impairment charges is summarized in the following table.

Asset impairments associated with continuing operations are reported on the Statements of Operations in “Impairment of goodwill” and "Other (income) expense, net." Charges associated with discontinued operations are reported on the Statements of Operations in “Earnings (loss) from discontinued operations, net of tax.”

	Year Ended
		2013		2012	2011
	Goodwill Impairment	Other Long-Lived Asset Impairments	Total Impairments	Other Long-Lived Asset Impairments	Other Long-Lived Asset Impairments
Continuing operations:
Residential Furnishings	$—	$.8	$.8	$.1	$5.6
Industrial Materials	—	—	—	.6	1.8
Specialized Products:
CVP unit	63.0	—	63.0	—	2.0
Other units	—	—	—	.1	5.2
Total continuing operations	63.0	.8	63.8	.8	14.6
Discontinued operations:
Commercial Fixturing & Components - Store Fixtures	—	—	—	—	1.5
Industrial Materials
Cotton-based erosion control products	—	1.5	1.5	—	—
Wire dishwasher racks	—	—	—	.9	18.8
Subsequent activity related to divestitures completed prior to 2011	—	.1	.1	—	—
Total discontinued operations	—	1.6	1.6	.9	20.3
Total impairment charges	$63.0	$2.4	$65.4	$1.7	$34.9

Other Long-Lived Assets

As discussed in Note A, other long-lived assets are reviewed for recoverability at year end and whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

In December 2011, management approved the 2011 Restructuring Plan which primarily related to the closure of four underperforming facilities and resulted in impairment charges of $31.2 ($19.0 for intangibles and $12.2 for fixed assets). In 2012, approximately $1.2 of fixed asset impairments were related to this plan. We also incurred restructuring and restructuring-related charges associated with this plan as discussed in Note D. This plan included facilities that are now reported within discontinued operations as discussed in Note B: (i) operations that produced wire dishwasher racks, the final location of which was closed in second quarter of 2013 and (ii) a facility that produced store fixtures.

Goodwill

Goodwill is required to be tested for impairment at least once a year and as triggering events occur. We perform our annual goodwill impairment review in the second quarter of each year as discussed in Note A.

Fair value of reporting units is determined using a combination of two valuation methods: a market approach and an income approach. Each method is generally given equal weight in determining the fair value assigned to each reporting unit. Absent an indication of fair value from a potential buyer or similar specific transaction, we believe that the use of these two methods provides a reasonable estimate of a reporting unit’s fair value. Assumptions common to both methods are operating plans and economic projections, which are used to project future revenues, earnings, and after-tax cash flows for each reporting unit. These assumptions are applied consistently for both methods.

The market approach estimates fair value by first determining price-to-earnings ratios for comparable publicly-traded companies with similar characteristics of the reporting unit. The price-to-earnings ratio for comparable companies is based upon current enterprise value compared to projected earnings for the next two years. The enterprise value is based upon current market capitalization and includes a 25% control premium. Projected earnings are based upon market analysts’ projections. The earnings ratios are applied to the projected earnings of the comparable reporting unit to estimate fair value. Management believes this approach is appropriate because it provides a fair value estimate using multiples from entities with operations and economic characteristics comparable to our reporting units.
 The income approach is based on projected future (debt-free) cash flow that is discounted to present value using factors that consider the timing and risk of future cash flows. Management believes that this approach is appropriate because it provides a fair value estimate based upon the reporting unit’s expected long-term operating cash flow performance. Discounted cash flow projections are based on 10-year financial forecasts developed from operating plans and economic projections noted above, sales growth, estimates of future expected changes in operating margins, terminal value growth rates, future capital expenditures and changes in working capital requirements.

If a triggering event occurs, special consideration is given to the new circumstances when determining the fair value of the impacted reporting unit.

Goodwill Impairment Reviews

The goodwill impairment reviews performed in June of each year presented indicated no goodwill impairments.

During 2013, we began considering strategic alternatives for our CVP unit, including possible divestiture of the business. Potential buyers' initial indications of value received during the second and third quarters were reasonably consistent with our fair value estimates used for the annual goodwill impairment test performed in June 2013. During 2013's fourth quarter, performance of the business deteriorated. It became apparent in December 2013 that current market values for CVP's assets had fallen below recorded book values. This decline in market values of the assets resulted from lower expectations of future revenue and profitability, reflecting reduced market demand for the racks, shelving, and cabinets used in telecom, cable and delivery vans.

The events of the fourth quarter were considered a triggering event, which required us to perform an impairment review. Because the held for sale criteria for the CVP unit was not met, it was evaluated for impairment in December under the held for use model. No long-lived asset impairments (excluding goodwill) were indicated during the fourth quarter review. However, we also evaluated the remaining useful life for the intangibles resulting in accelerated amortization of $3.8 in the fourth quarter for selected CVP customer-related intangibles.

We determined fair value for the first step of the interim goodwill impairment test based upon market multiples of comparable publicly-traded companies with similar characteristics as well as multiples derived from offers received during potential sale negotiations. These multiples were applied to lower profitability estimates, which was the result of CVP's fourth quarter business deterioration. Because fair value had fallen below recorded book values, we performed the second step of the test which requires a fair value assessment of all assets and liabilities of the reporting unit to calculate an implied goodwill amount, and a $63.0 goodwill impairment charge was recognized in the fourth quarter of 2013.

Reporting units’ fair values in relation to their respective carrying values and significant assumptions used in 2013 are presented in the table below. The 10-25% category below includes information for one reporting unit (Store Fixtures). The fair value of this unit exceeded its book value by 18% at the June 30, 2013 impairment review date. If actual results differ from estimates used in these calculations, we could incur future impairment charges.

Percentage of Fair Value in Excess of Carrying Value	December 31, 2013 Goodwill Value	10-year Compound Annual Growth Rate Range	Terminal Values Long- term Growth Rate	Discount Rate Ranges
10-25%	$108.6	3.3%	3.0%	10.5%
25%+ (1)	818.2	1.5% - 5.0%	3.0%	8.0% - 10.0%
	$926.8	1.5% - 5.0%	3.0%	8.0% -10.5%
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(1) Includes $13.0 book value of CVP goodwill remaining after the 2013 fourth quarter impairment.